UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-23052

Oppenheimer Global Multi-Asset Growth Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 7/31/2017

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS July 31, 2017 Unaudited

	Shares	Value

Common Stocks—63.6%

Consumer Discretionary—10.6%

Auto Components—1.4%

Bridgestone Corp.	5,800	$ 244,970

Continental AG	786	177,241

Delphi Automotive plc	1,483	134,093

Koito Manufacturing Co. Ltd.	1,600	93,541

Valeo SA	3,680	255,411

		905,256

Automobiles—0.7%

Astra International Tbk PT	57,500	34,390

Bayerische Motoren Werke AG	720	66,225

Hero MotoCorp Ltd.	2,354	134,010

Subaru Corp.	2,600	94,175

Suzuki Motor Corp.	2,200	104,454

		433,254

Diversified Consumer Services—0.2%

Dignity plc	1,495	50,274

Estacio Participacoes SA	4,000	26,168

New Oriental Education & Technology Group, Inc., Sponsored ADR[1]	640	50,982

		127,424

Hotels, Restaurants & Leisure—2.0%

Accor SA	1,639	76,199

Carnival Corp.	4,443	296,704

Cedar Fair LP2	561	38,956

China Lodging Group Ltd., Sponsored ADR[1]	625	63,581

Domino’s Pizza Group plc	15,510	54,570

Galaxy Entertainment Group Ltd.	23,000	142,116

Genting Bhd	46,785	106,268

Genting Malaysia Bhd	16,600	23,246

Jollibee Foods Corp.	5,270	23,485

McDonald’s Corp.	1,239	192,218

Sands China Ltd.	32,000	148,583

Starbucks Corp.	759	40,971

Whitbread plc	1,116	56,721

Wyndham Worldwide Corp.	375	39,139

		1,302,757

Household Durables—1.0%

Newell Brands, Inc.	443	23,355

SEB SA	632	112,475

Sony Corp.	8,600	353,332

Whirlpool Corp.	1,130	201,004

		690,166

Internet & Catalog Retail—0.6%

Amazon.com, Inc.[1]	133	131,375

1        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Internet & Catalog Retail (Continued)

Ctrip.com International Ltd., ADR[1]	1,750	$104,527

Priceline Group, Inc. (The)[1]	31	62,884

Rakuten, Inc.	7,400	90,471

		389,257

Leisure Products—0.3%

Nintendo Co. Ltd.	600	203,777

Media—1.3%

Comcast Corp., Cl. A	13,176	532,969

DISH Network Corp., Cl. A1	512	32,783

ProSiebenSat.1 Media SE	1,606	64,351

SES SA, Cl. A, FDR	3,418	80,431

Technicolor SA	10,532	38,295

Walt Disney Co. (The)	318	34,958

Zee Entertainment Enterprises Ltd.	8,010	67,615

		851,402

Multiline Retail—0.1%

Dollarama, Inc.	1,061	103,713

Specialty Retail—1.2%

AutoNation, Inc.[1]	1,213	51,407

AutoZone, Inc.[1]	428	231,043

Dufry AG1	874	139,267

Industria de Diseno Textil SA	2,089	83,037

Lowe’s Cos., Inc.	2,651	205,187

Steinhoff International Holdings NV	9,615	48,141

		758,082

Textiles, Apparel & Luxury Goods—1.8%

adidas AG	506	115,626

Burberry Group plc	3,206	72,362

Christian Dior SE	195	55,575

Cie Financiere Richemont SA	999	84,859

Coach, Inc.	770	36,298

Hanesbrands, Inc.	887	20,330

Hermes International	185	93,748

Kering	816	285,546

LVMH Moet Hennessy Louis Vuitton SE	789	198,738

NIKE, Inc., Cl. B	540	31,887

Pandora AS	781	90,017

Prada SpA	14,700	52,094

Tod’s SpA	349	24,251

		1,161,331

Consumer Staples—5.7%

Beverages—2.0%

Anadolu Efes Biracilik Ve Malt Sanayii AS	3,487	20,452

2        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value

Beverages (Continued)

Anheuser-Busch InBev SA/NV	484	$58,319

Coca-Cola European Partners plc	3,326	143,783

Constellation Brands, Inc., Cl. A	207	40,023

Dr Pepper Snapple Group, Inc.	379	34,550

Fomento Economico Mexicano SAB de CV	5,576	56,310

Fomento Economico Mexicano SAB de CV, Sponsored ADR	270	27,238

Heineken NV	1,088	113,561

Kweichow Moutai Co. Ltd., Cl. A	900	64,358

Molson Coors Brewing Co., Cl. B	449	39,952

Nigerian Breweries plc	26,463	12,017

PepsiCo, Inc.	2,729	318,229

Pernod Ricard SA	2,632	365,406

		1,294,198

Food & Staples Retailing—0.8%

Alimentation Couche-Tard, Inc., Cl. B	1,558	73,879

Atacadao Distribuicao Comercio e Industria Ltda[1]	5,100	24,761

BIM Birlesik Magazalar AS	1,286	25,066

CP ALL PCL	43,634	79,645

Jeronimo Martins SGPS SA	216	4,251

Magnit PJSC	737	117,393

Shoprite Holdings Ltd.	1,440	22,034

SPAR Group Ltd. (The)	4,584	57,437

Walgreens Boots Alliance, Inc.	756	60,986

Wal-Mart Stores, Inc.	731	58,473

		523,925

Food Products—1.7%

Barry Callebaut AG1	55	78,451

Danone SA	2,045	152,713

Kraft Heinz Co. (The)	2,505	219,087

Mondelez International, Inc., Cl. A	4,743	208,787

Nestle SA	2,409	203,722

Saputo, Inc.	2,747	93,113

Unilever plc	1,572	89,761

Vietnam Dairy Products JSC	840	5,640

Want Want China Holdings Ltd.	39,000	26,375

WH Group Ltd.[3]	68,000	63,828

		1,141,477

Household Products—0.4%

HRG Group, Inc.[1]	469	7,771

Kimberly-Clark de Mexico SAB de CV, Cl. A	9,635	19,397

Procter & Gamble Co. (The)	452	41,051

Reckitt Benckiser Group plc	1,119	108,791

Spectrum Brands Holdings, Inc.	275	31,746

Weatherford International plc[1]	8,458	37,723

		246,479

3        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Personal Products—0.1%

AMOREPACIFIC Group	22	$2,385

LG Household & Health Care Ltd.	65	57,499

		59,884

Tobacco—0.7%

KT&G Corp.	1,197	121,810

Philip Morris International, Inc.	2,369	276,486

Swedish Match AB	1,781	62,641

		460,937

Energy—4.1%

Energy Equipment & Services—0.2%

Halliburton Co.	903	38,323

Schlumberger Ltd.	402	27,577

TechnipFMC plc[1]	2,194	62,861

		128,761

Oil, Gas & Consumable Fuels—3.9%

Antero Midstream GP LP1	1,450	30,783

Buckeye Partners LP2	790	50,078

Chevron Corp.	1,143	124,804

ConocoPhillips	443	20,099

Enbridge, Inc.	1,090	45,191

Energy Transfer Equity LP2	6,150	108,671

Energy Transfer Partners LP2	6,690	138,416

Enterprise Products Partners LP2	3,840	104,448

EQT Midstream Partners LP2	470	36,533

Genesis Energy LP2	780	23,556

Hess Corp.	425	18,930

Husky Energy, Inc.[1]	1,608	18,611

Koninklijke Vopak NV	1,193	56,857

Magellan Midstream Partners LP2	5,070	353,683

MPLX LP2	2,660	96,691

Novatek PJSC, Sponsored GDR	1,055	110,551

Phillips 66	3,381	283,159

Phillips 66 Partners LP2	750	37,695

Plains All American Pipeline LP2	1,390	36,654

Plains GP Holdings LP, Cl. A	1,600	43,744

Rice Midstream Partners LP2	1,830	38,174

Suncor Energy, Inc.	10,659	347,697

Tallgrass Energy GP LP, Cl. A	2,460	63,837

Tallgrass Energy Partners LP2	200	10,224

Targa Resources Corp.	1,900	88,179

TC PipeLines LP2	1,700	97,393

TOTAL SA	1,368	69,485

Ultrapar Participacoes SA	300	7,119

Western Gas Partners LP2	370	19,214

Williams Cos., Inc. (The)	980	31,144

4        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value

Oil, Gas & Consumable Fuels (Continued)

Williams Partners LP2	1,520	$62,974

		2,574,594

Financials—10.5%

Capital Markets—2.1%

Ameriprise Financial, Inc.	289	41,870

Bank of New York Mellon Corp. (The)	4,233	224,476

BlackRock, Inc., Cl. A	140	59,714

Charles Schwab Corp. (The)	947	40,626

CME Group, Inc., Cl. A	1,433	175,715

Intercontinental Exchange, Inc.	3,171	211,537

Morgan Stanley	957	44,883

Nasdaq, Inc.	971	72,213

NEX Group plc	7,232	63,736

S&P Global, Inc.	976	149,904

TP ICAP plc	9,510	61,130

UBS Group AG1	14,276	248,673

		1,394,477

Commercial Banks—3.3%

3SBio, Inc.[1,3]	8,500	10,665

Banco de Chile	31,648	4,539

Banco Santander SA	13,690	93,500

Bank Mandiri Persero Tbk PT	29,300	29,987

Bank of America Corp.	9,016	217,466

Bank of the Philippine Islands	1,820	3,773

Bank Pekao SA	1,001	35,547

Bank Rakyat Indonesia Persero Tbk PT	1,400	1,551

Barclays plc	21,251	56,969

BOC Hong Kong Holdings Ltd.	24,500	120,456

Citigroup, Inc.	6,481	443,624

Credicorp Ltd.	90	16,663

First Abu Dhabi Bank PJSC	739	2,143

FirstRand Ltd.	6,636	26,125

Grupo Aval Acciones y Valores SA, ADR	3,400	30,090

Grupo Financiero Banorte SAB de CV, Cl. O	5,029	33,339

Grupo Financiero Inbursa SAB de CV, Cl. O	22,047	39,840

HSBC Holdings plc	10,645	106,484

ICICI Bank Ltd., Sponsored ADR	22,662	210,983

JPMorgan Chase & Co.	2,050	188,190

KeyCorp	3,079	55,545

Kotak Mahindra Bank Ltd.	3,433	54,672

Sberbank of Russia PJSC, Sponsored ADR	4,380	51,017

SunTrust Banks, Inc.	1,950	111,715

US Bancorp	2,859	150,898

Zenith Bank plc	161,349	10,829

Zions Bancorporation	891	40,380

		2,146,990

5        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Consumer Finance—0.6%

American Express Co.	2,620	$223,302

Cholamandalam Investment & Finance Co. Ltd.	606	11,306

Discover Financial Services	1,720	104,817

Prosegur Cash SA1,3	24,127	65,567

		404,992

Diversified Financial Services—1.3%

Ayala Corp.	260	4,457

B3 SA-Brasil Bolsa Balcao	12,100	79,507

Berkshire Hathaway, Inc., Cl. B1	1,666	291,500

Grupo de Inversiones Suramericana SA	1,699	23,908

Hong Kong Exchanges & Clearing Ltd.	924	26,329

ING Groep NV	11,122	208,225

Kinnevik AB, Cl. B	2,573	79,013

Moscow Exchange (The)	12,056	21,576

ORIX Corp.	6,800	111,317

		845,832

Insurance—2.0%

AIA Group Ltd.	16,600	130,891

American International Group, Inc.	1,428	93,463

Aon plc	371	51,261

Marsh & McLennan Cos., Inc.	1,519	118,436

MetLife, Inc.	3,517	193,435

Old Mutual plc	8,059	20,877

Ping An Insurance Group Co. of China Ltd., Cl. H	20,500	151,797

Progressive Corp. (The)	3,012	141,955

Prudential plc	13,152	320,619

Sul America SA	3,933	22,135

XL Group Ltd.	1,214	53,902

		1,298,771

Real Estate Investment Trusts (REITs)—0.6%

British Land Co. plc (The)	2,862	23,070

Crown Castle International Corp.	800	80,464

Digital Realty Trust, Inc.	235	27,105

HCP, Inc.	1,366	43,234

Invitation Homes, Inc.	818	17,440

Mid-America Apartment Communities, Inc.	949	98,250

Prologis, Inc.	844	51,324

Ventas, Inc.	936	63,039

		403,926

Real Estate Management & Development—0.2%

Ayala Land, Inc.	28,200	23,462

Emaar Properties PJSC	10,596	23,748

Scout24 AG3	1,294	49,322

6        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value

Real Estate Management & Development (Continued)

SM Prime Holdings, Inc.	61,000	$42,178

		138,710

Thrifts & Mortgage Finance—0.4%

Housing Development Finance Corp. Ltd.	8,078	225,254

Health Care—5.9%

Biotechnology—1.3%

Amgen, Inc.	239	41,708

Biocon Ltd.	1,920	11,488

Biogen, Inc.[1]	162	46,914

Celgene Corp.[1]	2,368	320,651

Celltrion Healthcare Co. Ltd.[1]	226	10,047

CSL Ltd.	959	96,804

Gilead Sciences, Inc.	2,654	201,943

Grifols SA	4,081	114,736

Wuxi Biologics Cayman, Inc.[1,3]	500	2,240

		846,531

Health Care Equipment & Supplies—1.1%

Boston Scientific Corp.1	3,845	102,354

Coloplast AS, Cl. B	548	47,138

Danaher Corp.	835	68,044

Essilor International SA	655	83,073

Intuitive Surgical, Inc.[1]	40	37,530

Medtronic plc	589	49,458

Sonova Holding AG	466	75,535

Stryker Corp.	943	138,715

William Demant Holding AS1	2,770	73,655

Zimmer Biomet Holdings, Inc.	352	42,705

		718,207

Health Care Providers & Services—1.1%

Apollo Hospitals Enterprise Ltd.[1]	1,699	33,310

Express Scripts Holding Co.[1]	2,027	126,971

Humana, Inc.	104	24,045

Laboratory Corp. of America Holdings[1]	288	45,766

Mediclinic International plc	1,570	15,310

Sinopharm Group Co. Ltd., Cl. H	14,000	58,706

Sonic Healthcare Ltd.	2,746	49,031

UnitedHealth Group, Inc.	1,962	376,331

		729,470

Health Care Technology—0.3%

Bharti Infratel Ltd.	14,950	93,439

Cerner Corp.[1]	1,898	122,174

		215,613

7        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Life Sciences Tools & Services—0.4%

Agilent Technologies, Inc.	1,098	$65,649

Lonza Group AG1	544	129,386

Samsung Biologics Co. Ltd.[1,3]	112	27,229

Thermo Fisher Scientific, Inc.	162	28,436

		250,700

Pharmaceuticals—1.7%

Allergan plc	224	56,522

Bayer AG	721	91,428

Bristol-Myers Squibb Co.	423	24,069

Celltrion, Inc.[1]	126	12,212

Dr. Reddy’s Laboratories Ltd.	660	24,464

GlaxoSmithKline plc, Sponsored ADR	1,030	41,736

Glenmark Pharmaceuticals Ltd.	1,013	11,002

Jiangsu Hengrui Medicine Co. Ltd., Cl. A	8,928	67,954

Merck & Co., Inc.	5,510	351,979

Mylan NV1	2,026	78,994

Novo Nordisk AS, Cl. B	1,828	78,085

Pfizer, Inc.	2,270	75,273

Roche Holding AG	336	84,930

Teva Pharmaceutical Industries Ltd., Sponsored ADR	649	20,878

Valeant Pharmaceuticals International, Inc.[1]	2,743	45,150

Vifor Pharma AG	396	42,347

		1,107,023

Industrials—8.8%

Aerospace & Defense—1.0%

Airbus SE	3,667	305,764

Embraer SA, Sponsored ADR	1,190	24,121

Lockheed Martin Corp.	1,072	313,164

Spirit AeroSystems Holdings, Inc., Cl. A	570	34,445

		677,494

Air Freight & Couriers—0.2%

FedEx Corp.	112	23,299

Royal Mail plc	6,861	36,487

XPO Logistics, Inc.[1]	823	49,471

		109,257

Airlines—0.3%

Delta Air Lines, Inc.	679	33,516

Japan Airlines Co. Ltd.	3,600	116,556

Southwest Airlines Co.	391	21,704

Spirit Airlines, Inc.[1]	652	25,330

		197,106

Building Products—0.2%

SMC Corp.	500	159,210

8        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value

Commercial Services & Supplies—0.8%

Edenred	3,615	$94,905

Johnson Controls International plc	3,998	155,722

KAR Auction Services, Inc.	1,121	47,127

Prosegur Cia de Seguridad SA	13,607	93,246

Republic Services, Inc., Cl. A	465	29,862

Waste Connections, Inc.	1,124	73,038

Waste Management, Inc.	352	26,453

		520,353

Construction & Engineering—0.6%

Boskalis Westminster	1,562	55,883

Ferrovial SA	5,215	112,616

Vinci SA	2,534	227,163

		395,662

Electrical Equipment—1.2%

Eaton Corp. plc	1,093	85,527

Legrand SA	1,219	84,262

Mitsubishi Electric Corp.	9,100	141,164

Nidec Corp.	1,000	110,283

Philips Lighting NV3	4,566	173,490

Schneider Electric SE	2,185	171,294

		766,020

Industrial Conglomerates—0.7%

General Electric Co.	9,703	248,494

Jardine Strategic Holdings Ltd.	1,500	61,179

Seibu Holdings, Inc.	6,900	120,629

SM Investments Corp.	3,260	52,096

		482,398

Machinery—0.8%

Aalberts Industries NV	2,511	109,563

Atlas Copco AB, Cl. A	2,855	103,261

Caterpillar, Inc.	231	26,323

Deere & Co.	156	20,012

Kubota Corp.	3,400	59,089

PACCAR, Inc.	316	21,630

Parker-Hannifin Corp.	349	57,927

SKF AB, Cl. B	1,190	23,661

Stanley Black & Decker, Inc.	122	17,164

Wabtec Corp.	415	31,274

Weir Group plc (The)	1,266	30,711

		500,615

Professional Services—1.0%

Bureau Veritas SA	4,259	97,020

Experian plc	3,234	64,297

Intertek Group plc	1,520	86,248

9        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Professional Services (Continued)

Nielsen Holdings plc	3,750	$161,287

Recruit Holdings Co. Ltd.	13,400	232,015

SGS SA	8	17,660

		658,527

Road & Rail—0.6%

Canadian National Railway Co.	1,998	157,882

Canadian Pacific Railway Ltd.	1,158	181,077

Kansas City Southern	196	20,225

		359,184

Trading Companies & Distributors—1.0%

Brenntag AG	3,538	200,728

Bunzl plc	3,345	100,970

Fastenal Co.	1,574	67,619

ITOCHU Corp.	8,300	130,264

Travis Perkins plc	3,968	79,508

Wolseley plc	693	41,455

		620,544

Transportation Infrastructure—0.4%

Beijing Capital International Airport Co. Ltd., Cl. H	92,000	144,930

DP World Ltd.	2,881	66,249

Grupo Aeroportuario del Sureste SAB de CV, Cl. B	1,601	34,196

Malaysia Airports Holdings Bhd	22,108	45,174

		290,549

Information Technology—12.3%

Communications Equipment—0.4%

Cisco Systems, Inc.	5,405	169,987

Nokia OYJ	13,876	88,551

		258,538

Electronic Equipment, Instruments, & Components—0.9%

Hoya Corp.	3,800	214,838

Keyence Corp.	200	92,544

Murata Manufacturing Co. Ltd.	200	31,161

Spectris plc	1,640	53,223

TDK Corp.	1,100	79,407

TE Connectivity Ltd.	1,559	125,328

Zebra Technologies Corp., Cl. A1	180	18,310

		614,811

Internet Software & Services—3.9%

Alibaba Group Holding Ltd., Sponsored ADR[1]	3,694	572,385

Alphabet, Inc., Cl. A1	44	41,602

Alphabet, Inc., Cl. C1	758	705,319

Baidu, Inc., Sponsored ADR[1]	975	220,691

Criteo SA, Sponsored ADR[1]	820	41,492

10        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value

Internet Software & Services (Continued)

Facebook, Inc., Cl. A1	2,748	$465,099

MercadoLibre, Inc.	10	2,884

NAVER Corp.	98	70,025

NetEase, Inc., ADR	223	69,416

Tencent Holdings Ltd.	7,100	283,104

United Internet AG	1,151	70,158

		2,542,175

IT Services—1.5%

Amadeus IT Group SA	1,626	100,180

Amdocs Ltd.	2,830	190,091

Atos SE	830	126,180

First Data Corp., Cl. A1	2,045	38,160

Infosys Ltd.	5,513	86,559

Mastercard, Inc., Cl. A	1,019	130,228

PayPal Holdings, Inc.[1]	3,916	229,282

Tata Consultancy Services Ltd.	1,207	46,812

		947,492

Semiconductors & Semiconductor Equipment—2.2%

Applied Materials, Inc.	3,091	136,962

ASML Holding NV	681	103,252

Broadcom Ltd.	483	119,137

Infineon Technologies AG	15,949	347,082

Maxim Integrated Products, Inc.	1,199	54,482

NXP Semiconductors NV1	301	33,209

SK Hynix, Inc.	3,836	225,549

STMicroelectronics NV	6,120	104,468

Taiwan Semiconductor Manufacturing Co. Ltd.	35,000	248,009

Texas Instruments, Inc.	860	69,987

		1,442,137

Software—1.8%

Activision Blizzard, Inc.	592	36,574

Check Point Software Technologies Ltd.[1]	159	16,819

Dassault Systemes SE	845	82,901

DeNA Co. Ltd.	1,700	37,410

Gemalto NV	1,016	51,782

Microsoft Corp.	3,259	236,929

Oracle Corp.	1,026	51,228

SAP SE	4,378	464,740

Snap, Inc., Cl. A1	569	7,778

Synopsys, Inc.[1]	682	52,221

Temenos Group AG	1,305	126,137

		1,164,519

Technology Hardware, Storage & Peripherals—1.6%

Apple, Inc.	5,485	815,784

HP, Inc.	1,834	35,030

11        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Technology Hardware, Storage & Peripherals (Continued)

Samsung Electronics Co. Ltd.	49	$105,549

Western Digital Corp.	1,153	98,143

		1,054,506

Materials—2.3%

Chemicals—1.4%

Air Liquide SA	1,057	129,806

Akzo Nobel NV	974	88,201

Albemarle Corp.	143	16,559

Eastman Chemical Co.	813	67,609

EI du Pont de Nemours & Co.	1,273	104,653

Essentra plc	6,832	48,328

Linde AG	578	110,694

Novozymes AS, Cl. B	1,668	77,116

PPG Industries, Inc.	1,608	169,242

Sika AG	14	96,585

Westlake Chemical Partners LP2	860	21,328

		930,121

Construction Materials—0.3%

Indocement Tunggal Prakarsa Tbk PT	14,000	18,377

James Hardie Industries plc	4,132	63,446

UltraTech Cement Ltd.	490	30,964

Vulcan Materials Co.	694	85,445

		198,232

Containers & Packaging—0.2%

CCL Industries, Inc., Cl. B	2,252	107,962

WestRock Co.	748	42,950

		150,912

Metals & Mining—0.4%

Alrosa PJSC	18,425	25,773

Compass Minerals International, Inc.	122	8,424

Glencore plc[1]	21,950	97,062

Goldcorp, Inc.	2,533	33,258

Grupo Mexico SAB de CV	8,948	29,147

Nucor Corp.	627	36,159

Polyus PJSC, GDR[3]	300	9,780

		239,603

Telecommunication Services—2.5%

Diversified Telecommunication Services—1.8%

AT&T, Inc.	344	13,416

BT Group plc, Cl. A	38,090	157,542

Iliad SA	392	97,281

Inmarsat plc	12,097	123,758

Nippon Telegraph & Telephone Corp.	7,500	366,647

Spark New Zealand Ltd.	71,950	202,570

12        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

		Shares	Value

Diversified Telecommunication Services (Continued)

Verizon Communications, Inc.		3,906	$ 189,050

			1,150,264

Wireless Telecommunication Services—0.7%

China Mobile Ltd.		2,000	21,392

Rogers Communications, Inc., Cl. B		2,793	145,234

SK Telecom Co. Ltd.		614	151,953

T-Mobile US, Inc.[1]		468	28,857

Vodafone Group plc		34,015	99,605

			447,041

Utilities—0.9%

Electric Utilities—0.7%

Edison International		1,641	129,114

Entergy Corp.		667	51,172

NextEra Energy, Inc.		151	22,060

PG&E Corp.		3,547	240,096

			442,442

Gas Utilities—0.0%

AmeriGas Partners LP2		915	41,688

Multi-Utilities—0.2%

National Grid plc		9,403	116,140

Total Common Stocks (Cost $35,334,796)			41,560,710

Preferred Stocks—0.1%

Lojas Americanas SA, Preference		8,860	44,523

Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.		32,510	4,880

Total Preferred Stocks (Cost $38,359)			49,403

		Principal Amount

U.S. Government Obligation—1.9%

United States Treasury Bonds, 2.875%, 8/15/45[4] (Cost $1,246,231)		$1,259,000	1,255,705

Foreign Government Obligations—7.4%

Argentine Republic:
16.00% Bonds, 10/17/23	ARS	265,000	15,295
23.294% Sr. Unsec. Nts., 3/1/20[5]	ARS	1,038,000	58,547

Federation of Malaysia:
3.26% Sr. Unsec. Nts., 3/1/18	MYR	130,000	30,385
4.24% Sr. Unsec. Nts., 2/7/18	MYR	100,000	23,487

Federative Republic of Brazil:
6.00% Unsec. Nts., 8/15/22[8]	BRL	65,000	65,673
6.00% Unsec. Nts., 5/15/45[8]	BRL	25,000	26,289
10.00% Unsec. Nts., 1/1/19	BRL	780,000	256,411
10.00% Unsec. Nts., 1/1/21	BRL	1,315,000	432,029
10.00% Unsec. Nts., 1/1/23	BRL	260,000	84,595

13        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Ammount	Value

Foreign Government Obligations (Continued)

Hungary:
Series 20/A, 7.50% Bonds, 11/12/20	HUF	6,400,000	$ 30,185
Series 25/B, 5.50% Bonds, 6/24/25	HUF	35,100,000	162,998
Series 27/A, 3.00% Bonds, 10/27/27	HUF	10,000,000	38,641

Kingdom of Thailand, 1.875% Sr. Unsec. Nts., 6/17/22	THB	5,000,000	150,246

Oriental Republic of Uruguay, 9.875% Sr. Unsec. Nts., 6/20/22[3]	UYU	1,790,000	67,499

Republic of Chile:
4.50% Unsec. Nts., 2/28/21	CLP	70,000,000	111,792
4.50% Bonds, 3/1/26	CLP	15,000,000	23,531

Republic of Colombia:
Series B, 7.00% Bonds, 5/4/22	COP	350,000,000	121,273
Series B, 7.50% Bonds, 8/26/26	COP	145,000,000	51,010
Series B, 7.75% Bonds, 9/18/30	COP	50,000,000	17,849
Series B, 10.00% Bonds, 7/24/24	COP	130,000,000	52,133
Series B, 11.00% Bonds, 7/24/20	COP	60,000,000	22,935

Republic of Indonesia:
Series FR59, 7.00% Sr. Unsec. Nts., 5/15/27	IDR	800,000,000	60,549
Series FR61, 7.00% Sr. Unsec. Nts., 5/15/22	IDR	1,500,000,000	114,054
Series FR71, 9.00% Sr. Unsec. Nts., 3/15/29	IDR	500,000,000	42,830
Series FR72, 8.25% Sr. Unsec. Nts., 5/15/36	IDR	1,580,000,000	126,107
Series FR73, 8.75% Sr. Unsec. Nts., 5/15/31	IDR	1,020,000,000	85,434

Republic of Peru:
6.35% Sr. Unsec. Nts., 8/12/28[3]	PEN	345,000	113,139
6.95% Sr. Unsec. Nts., 8/12/31[3]	PEN	40,000	13,665
7.84% Sr. Unsec. Nts., 8/12/20[3]	PEN	170,000	58,318
8.20% Sr. Unsec. Nts., 8/12/26[3]	PEN	145,000	53,773

Republic of Poland:
Series 0721, 1.75% Bonds, 7/25/21	PLN	530,000	143,789
Series 0726, 2.50% Bonds, 7/25/26	PLN	380,000	99,513
Series 0922, 5.75% Bonds, 9/23/22	PLN	75,000	23,868

Republic of South Africa:
Series 2023, 7.75% Bonds, 2/28/23	ZAR	250,000	18,800
Series 2030, 8.00% Bonds, 1/31/30	ZAR	1,260,000	87,621
Series 2037, 8.50% Bonds, 1/31/37	ZAR	900,000	61,267
Series R186, 10.50% Bonds, 12/21/26	ZAR	925,000	78,708
Series R208, 6.75% Sr. Unsec. Nts., 3/31/21	ZAR	2,300,000	170,290
Series R214, 6.50% Bonds, 2/28/41	ZAR	860,000	45,617

Republic of Turkey:
8.50% Bonds, 7/10/19	TRY	65,000	17,712
8.80% Bonds, 11/14/18	TRY	60,000	16,559
10.60% Bonds, 2/11/26	TRY	75,000	21,724
10.70% Bonds, 2/17/21	TRY	180,000	51,491
11.00% Bonds, 2/24/27	TRY	480,000	142,329

Romania, 5.95% Bonds, 6/11/21	RON	360,000	106,048

Russian Federation:
Series 6209, 7.60% Bonds, 7/20/22	RUB	4,825,000	80,013
Series 6210, 6.80% Bonds, 12/11/19	RUB	7,000,000	114,419
Series 6211, 7.00% Bonds, 1/25/23	RUB	7,300,000	117,333
Series 6212, 7.05% Bonds, 1/19/28	RUB	1,000,000	15,924

14        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

		Principal Ammount	Value

Foreign Government Obligations (Continued)

Russian Federation: (Continued)
Series 6216, 6.70% Bonds, 5/15/19	RUB	18,500,000	$ 304,933

United Mexican States:
Series M, 5.75% Bonds, 3/5/26	MXN	2,600,000	135,780
Series M, 8.00% Unsec. Nts., 6/11/20	MXN	800,000	46,479
Series M, 8.00% Sr. Unsec. Nts., 12/7/23	MXN	200,000	11,952
Series M10, 8.50% Bonds, 12/13/18	MXN	2,750,000	157,749
Series M20, 8.50% Sr. Unsec. Nts., 5/31/29	MXN	930,000	58,869
Series M20, 10.00% Bonds, 12/5/24	MXN	2,200,000	146,465
Series M30, 8.50% Sr. Unsec. Nts., 11/18/38	MXN	320,000	20,618
Series M30, 10.00% Bonds, 11/20/36	MXN	350,000	25,581

Total Foreign Government Obligations (Cost $4,649,783)			4,832,123

		Shares

Investment Companies—26.3%

Oppenheimer Fundamental Alternatives Fund, Cl. I6		150,542	4,216,686

Oppenheimer Global High Yield Fund, Cl. I6		279,301	2,661,740

Oppenheimer Global Multi Strategies Fund, Cl. I6		137,886	3,234,806

Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.94%[6,7]		3,223,004	3,223,004

Oppenheimer Master Loan Fund, LLC[6]		96,613	1,599,252

Oppenheimer Senior Floating Rate Fund, Cl. I6		281,511	2,288,688

Total Investment Companies (Cost $16,979,234)			17,224,176

Total Investments, at Value (Cost $58,248,403)		99.3%	64,922,117

Net Other Assets (Liabilities)		0.7	427,966

Net Assets		100.0%	$ 65,350,083

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $708,515 or 1.08% of the Fund’s net assets at period end.

4. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $1,255,705. See Note 6 of the accompanying Notes.

5. Represents the current interest rate for a variable or increasing rate security.

6. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 31, 2016	Gross Additions	Gross Reductions	Shares July 31, 2017

Oppenheimer Fundamental
Alternatives Fund, Cl. I	120,464	30,078	—	150,542
Oppenheimer Global High Yield
Fund, Cl. I	599,838	16,542	337,079	279,301
Oppenheimer Global Multi Strategies
Fund, Cl. I	—	137,886	—	137,886

15        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (continued)

	Shares October 31, 2016	Gross Additions	Gross Reductions	Shares July 31, 2017

Oppenheimer Institutional
Government Money Market Fund,
Cl. E	4,187,545	18,170,138	19,134,679	3,223,004
Oppenheimer Master Loan Fund,
LLC	64,963	31,650	—	96,613
Oppenheimer Senior Floating Rate
Fund, Cl. I	295,052	9,300	22,841	281,511

	Value	Income		Realized Gain

Oppenheimer Fundamental Alternatives Fund, Cl. I	$4,216,686	$23,892		$—
Oppenheimer Global High Yield Fund, Cl. I	2,661,740	155,862		73,807
Oppenheimer Global Multi Strategies Fund, Cl. I	3,234,806	—		—
Oppenheimer Institutional Government Money Market
Fund, Cl. E	3,223,004	14,876		—
Oppenheimer Master Loan Fund, LLC	1,599,252	51,126	[a]	9,368 [a]
Oppenheimer Senior Floating Rate Fund, Cl. I	2,288,688	75,975		5,599

Total	$17,224,176	$321,731		$88,774

a. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

7. Rate shown is the 7-day yield at period end.

8. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United States	$36,710,956	56.5%
France	3,325,162	5.1
Japan	3,187,252	4.9
United Kingdom	2,506,111	3.9
China	1,913,105	2.9
Germany	1,757,593	2.7
Switzerland	1,654,408	2.5
Canada	1,380,654	2.1
Brazil	1,093,330	1.7
India	1,046,757	1.6
Netherlands	994,025	1.5
Russia	968,712	1.5
Mexico	842,960	1.3
South Korea	784,257	1.2
Hong Kong	693,382	1.1
Spain	662,883	1.0
South Africa	631,350	1.0
Indonesia	513,279	0.8
Denmark	366,010	0.6
Colombia	319,198	0.5
Poland	302,717	0.5
Turkey	295,334	0.5
Sweden	268,576	0.4
Peru	255,558	0.4

16        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Geographic Holdings (Continued)	Value	Percent

Taiwan	$248,009	0.4%
Hungary	231,824	0.4
Thailand	229,891	0.4
Malaysia	228,560	0.4
New Zealand	202,570	0.3
Philippines	149,452	0.2
Australia	145,834	0.2
Chile	139,862	0.2
Singapore	119,137	0.2
Ireland	117,347	0.2
Romania	106,048	0.2
United Arab Emirates	92,140	0.1
Finland	88,551	0.1
Argentina	76,726	0.1
Italy	76,345	0.1
Uruguay	67,499	0.1
Belgium	58,319	0.1
Israel	37,697	0.1
Nigeria	22,846	0.0
Vietnam	5,640	0.0
Portugal	4,251	0.0

Total	$64,922,117	100.0%

Forward Currency Exchange Contracts as of July 31, 2017

Counter -party	Settlement Month(s)		Currency Purchased (000’s)	Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

BAC	08/2017	BRL	1,750	USD	559	$2,214	$—
BAC	09/2017	COP	1,901,000	USD	642	—	8,617
BAC	09/2017	IDR	13,800,000	USD	1,029	3,039	—
BAC	08/2017	MYR	1,510	USD	351	1,297	—
BAC	09/2017	TRY	1,920	USD	537	1,119	—
BAC	08/2017	USD	524	BRL	1,750	—	37,634
BAC	09/2017	USD	514	COP	1,582,000	—	13,335
BAC	09/2017	USD	9	MYR	40	—	99
BAC	09/2017	USD	2	PHP	100	—	12
BAC	09/2017	USD	101	SGD	140	—	1,904
BAC	09/2017	USD	293	THB	10,000	—	7,160
BAC	09/2017	USD	516	TRY	1,900	—	16,671
BAC	09/2017	USD	1,048	ZAR	14,240	—	24,346
BAC	09/2017	ZAR	190	USD	15	—	302
BOA	08/2017	BRL	90	USD	28	643	—
BOA	09/2017	CZK	14,000	USD	601	36,718	—
BOA	09/2017	EUR	560	USD	637	27,591	—
BOA	09/2017	INR	10,500	USD	161	1,535	—
BOA	09/2017	JPY	21,000	USD	190	888	—
BOA	09/2017	KRW	206,000	USD	184	328	—
BOA	09/2017	PHP	2,800	USD	56	—	951
BOA	09/2017	RON	45	USD	11	648	—
BOA	09/2017	TRY	8,200	USD	2,252	47,224	—

17        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)

Counter -party	Settlement Month(s)		Currency Purchased (000’s)	Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

BOA	09/2017	USD	124	AUD	155	$—	$138
BOA	08/2017 - 09/2017	USD	209	BRL	660	—	1,497
BOA	09/2017	USD	1,147	CAD	1,545	—	93,382
BOA	09/2017	USD	1,420	CHF	1,365	4,463	—
BOA	09/2017	USD	19	CLP	12,400	—	407
BOA	09/2017	USD	2	CZK	50	—	123
BOA	09/2017	USD	1,099	EUR	975	—	57,778
BOA	09/2017	USD	5	IDR	72,000	—	25
BOA	09/2017	USD	5	MXN	100	—	84
BOA	09/2017	USD	2	RON	10	—	113
BOA	09/2017	USD	6	THB	200	—	130
BOA	09/2017	USD	181	ZAR	2,410	35	—
CITNA-B	09/2017	COP	11,000	USD	4	—	54
CITNA-B	09/2017	HUF	23,000	USD	84	5,764	—
CITNA-B	09/2017	IDR	381,000	USD	28	30	—
CITNA-B	09/2017	JPY	25,000	USD	228	—	988
CITNA-B	09/2017	MXN	800	USD	44	676	—
CITNA-B	09/2017	MYR	4,550	USD	1,063	—	1,344
CITNA-B	09/2017	TWD	21,000	USD	699	—	2,259
CITNA-B	09/2017	USD	88	ARS	1,470	6,844	—
CITNA-B	09/2017	USD	334	CLP	223,000	—	8,484
CITNA-B	09/2017	USD	1,476	CNH	10,090	—	20,347
CITNA-B	09/2017	USD	8	COP	24,000	—	238
CITNA-B	09/2017	USD	603	HKD	4,690	1,646	—
CITNA-B	09/2017	USD	88	HUF	23,900	—	5,174
CITNA-B	09/2017	USD	13	IDR	171,000	—	122
CITNA-B	09/2017	USD	267	ILS	940	2,729	—
CITNA-B	08/2017	USD	438	JPY	49,000	—	6,277
CITNA-B	09/2017	USD	143	MYR	610	940	—
CITNA-B	09/2017	USD	109	PEN	360	—	1,355
CITNA-B	09/2017	USD	40	PLN	150	—	1,742
CITNA-B	09/2017	USD	163	RUB	9,500	6,386	—
CITNA-B	09/2017	USD	104	TRY	380	—	1,843
CITNA-B	09/2017	USD	10	ZAR	140	—	85
CITNA-B	09/2017	ZAR	2,050	USD	156	33	1,251
DEU	09/2017	CZK	600	USD	26	1,793	—
DEU	09/2017	RON	275	USD	70	1,283	—
DEU	09/2017	USD	41	NOK	350	—	3,333
DEU	09/2017	USD	353	NZD	490	—	14,586
DEU	09/2017	USD	24	PEN	80	—	186
DEU	09/2017	USD	3	PLN	10	—	16
GSCO-OT	08/2017	BRL	490	USD	146	11,288	—
GSCO-OT	09/2017	COP	304,000	USD	101	572	742
GSCO-OT	09/2017	CZK	12,100	USD	548	2,764	—
GSCO-OT	09/2017	EUR	480	USD	548	21,169	—
GSCO-OT	09/2017	KRW	80,000	USD	71	256	—
GSCO-OT	09/2017	MXN	1,100	USD	60	1,440	12

18        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Forward Currency Exchange Contracts (Continued)

Counter -party	Settlement Month(s)		Currency Purchased (000’s)	Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

GSCO-OT	08/2017	USD	156	BRL	490	$—	$1,600
GSCO-OT	09/2017	USD	3	COP	9,000	47	—
GSCO-OT	09/2017	USD	3	PEN	10	—	20
GSCO-OT	09/2017	USD	3	PLN	10	—	25
GSCO-OT	09/2017	USD	49	ZAR	650	518	—
HSBC	08/2017	BRL	1,680	USD	506	32,844	—
HSBC	09/2017	CLP	1,900	USD	3	50	—
HSBC	09/2017	CNH	1,270	USD	186	2,645	—
HSBC	09/2017	COP	94,000	USD	31	367	—
HSBC	09/2017	GBP	70	USD	89	3,080	—
HSBC	09/2017	HKD	550	USD	71	—	186
HSBC	09/2017	IDR	109,000	USD	8	23	—
HSBC	09/2017	INR	12,000	USD	185	1,464	—
HSBC	09/2017	JPY	71,000	USD	638	6,929	—
HSBC	09/2017	MXN	11,800	USD	639	18,858	—
HSBC	09/2017	PLN	3,150	USD	841	34,829	—
HSBC	09/2017	USD	98	AUD	130	—	6,175
HSBC	08/2017	USD	537	BRL	1,680	—	2,125
HSBC	09/2017	USD	6	CLP	3,900	—	161
HSBC	09/2017	USD	806	CNH	5,530	—	14,128
HSBC	09/2017	USD	501	COP	1,552,000	47	15,779
HSBC	09/2017	USD	1,006	GBP	775	—	17,935
HSBC	09/2017	USD	158	HKD	1,230	46	—
HSBC	09/2017	USD	145	HUF	39,500	—	9,528
HSBC	09/2017	USD	3	IDR	36,000	—	—
HSBC	09/2017	USD	898	KRW	1,008,000	—	2,654
HSBC	09/2017	USD	46	MXN	880	56	2,694
HSBC	09/2017	USD	3	PEN	10	—	43
HSBC	09/2017	USD	24	PLN	90	—	1,342
HSBC	09/2017	USD	21	THB	700	—	377
HSBC	09/2017	ZAR	12,680	USD	966	—	10,649
JPM	08/2017	BRL	110	USD	33	2,103	—
JPM	09/2017	CZK	1,100	USD	47	2,848	—
JPM	09/2017	DKK	870	USD	132	7,316	—
JPM	09/2017	EUR	130	USD	146	8,140	—
JPM	09/2017	GBP	155	USD	200	4,829	—
JPM	09/2017	IDR	68,000	USD	5	41	—
JPM	09/2017	INR	66,800	USD	1,030	6,571	27
JPM	08/2017 - 09/2017	JPY	205,000	USD	1,818	43,905	—
JPM	09/2017	MXN	200	USD	11	439	—
JPM	09/2017	NOK	1,260	USD	148	11,899	—
JPM	09/2017	PLN	2,010	USD	555	3,739	—
JPM	09/2017	RUB	53,100	USD	914	88	34,476
JPM	09/2017	THB	6,100	USD	179	4,426	—
JPM	09/2017	TRY	170	USD	47	444	—
JPM	09/2017	TWD	3,000	USD	100	—	369
JPM	08/2017	USD	34	BRL	110	—	1,049

19        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)

Counter -party	Settlement Month(s)		Currency Purchased (000’s)	Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

JPM	09/2017	USD	27	CLP	17,900	$—	$586
JPM	09/2017	USD	25	COP	75,000	—	398
JPM	09/2017	USD	17	DKK	110	—	890
JPM	09/2017	USD	385	IDR	5,171,200	—	1,563
JPM	09/2017	USD	8	INR	500	—	70
JPM	09/2017	USD	216	KRW	248,000	—	5,785
JPM	09/2017	USD	115	MXN	2,100	—	2,191
JPM	09/2017	USD	47	NZD	65	—	2,054
JPM	09/2017	USD	55	PEN	180	—	756
JPM	09/2017	USD	241	PHP	12,000	3,968	—
JPM	09/2017	USD	8	PLN	30	—	274
JPM	09/2017	USD	163	RON	655	—	7,425
JPM	09/2017	USD	1,515	RUB	91,500	9,176	10,196
JPM	09/2017	USD	1,020	SEK	8,770	—	69,035
RBS	09/2017	EUR	55	USD	65	439	—
RBS	09/2017	JPY	207,000	USD	1,878	3,577	—
RBS	09/2017	USD	99	GBP	75	—	588
RBS	09/2017	USD	62	ILS	220	561	—
SCB	09/2017	USD	30	THB	1,000	—	280
TDB	08/2017	BRL	2,400	USD	761	8,144	—
TDB	09/2017	PLN	560	USD	137	18,260	—
TDB	09/2017	USD	434	AUD	576	—	26,399
TDB	08/2017 - 09/2017	USD	1,296	BRL	4,220	—	53,630

Total Unrealized Appreciation and Depreciation						$436,071	$638,608

Futures Contracts as of July 31, 2017

Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

Mini MSCI Emerging Market Index	NYF	Buy	9/15/17	10	$532,250	$14,749
Nikkei 225 Index	TYOE	Buy	9/7/17	7	1,266,089	(10,547)
S&P 500 E-Mini Index	CME	Buy	9/15/17	25	3,085,000	2,881
SPI 200 Index	SFE	Buy	9/21/17	13	1,471,860	(6,745)
STOXX Europe 600 Index	EUX	Buy	9/15/17	181	4,033,591	(83,867)
United States Treasury Long Bonds	CBT	Buy	9/20/17	11	1,682,656	3,762
United States Treasury Nts., 10 yr.	CBT	Buy	9/20/17	59	7,427,547	(98)
United States Ultra Bonds	CBT	Buy	9/20/17	13	2,138,500	10,415

						$(69,450)

Centrally Cleared Interest Rate Swaps at July 31, 2017

Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value

		Three-Month USD
BAC	Receive	BBA LIBOR	1.944%	7/28/22	USD	205	$(420)

		Six-Month HUF
DEU	Receive	BUBOR	0.405	7/14/19	HUF	74,440	363

20        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Centrally Cleared Interest Rate Swaps (Continued)
	Pay/Receive Floating	Floating	Fixed	Maturity	Notional Amount
Counterparty	Rate	Rate	Rate	Date	(000’s)		Value

		Six-Month HUF
DEU	Pay	BUBOR	2.355%	7/14/27	HUF	16,240	$ (694)

		MXN TIIE
GSCOI	Pay	BANXICO	7.350	3/11/22	MXN	2,200	2,534

JPM	Receive	BZDI	7.720	7/2/18	BRL	2,960	(71)

JPM	Pay	BZDI	10.500	7/1/20	BRL	3,575	(495)

		Three-Month USD
JPM	Receive	BBA LIBOR	1.900	7/26/22	USD	90	(1)

		Three-Month USD
JPM	Receive	BBA LIBOR	2.118	3/20/22	USD	105	(1,810)

		MXN TIIE
JPM	Pay	BANXICO	6.840	7/19/22	MXN	1,745	(34)

		MXN TIIE
UBS	Pay	BANXICO	6.860	7/21/22	MXN	8,175	231

Total Centrally Cleared Interest Rate Swaps							$ (397)

Over-the-Counter Interest Rate Swaps at July 31, 2017
	Pay/Receive Floating	Floating	Fixed	Maturity	Notional Amount
Counterparty	Rate	Rate	Rate	Date	(000’s)		Value

		Six-Month INR
		FBIL MIBOR OIS
BOA	Pay	Compound	6.350%	6/5/22	INR	15,000	$ 2,043

		Three-Month MYR
BOA	Pay	KLIBOR BNM	3.290	10/27/18	MYR	570	(389)

		Three-Month MYR
BOA	Pay	KLIBOR BNM	3.470	10/27/21	MYR	950	(2,110)

		Six-Month CLP
CITNA-B	Pay	TNA	2.610	7/31/19	CLP	139,000	352

		Three-Month
		COP IBR OIS
GSCOI	Pay	Compound	6.260	7/14/27	COP	221,100	414

		1 Time COP IBR
GSCOI	Receive	OIS COMPOUND	5.010	7/14/18	COP	1,785,500	241

		Six-Month THB
GSCOI	Pay	THBFIX	1.635	5/19/19	THB	4,300	236

		Three-Month
		COP IBR OIS
GSCOI	Pay	Compound	5.175	4/20/20	COP	545,000	750

		Six-Month THB
GSCOI	Receive	THBFIX	2.465	5/19/27	THB	980	(283)

		Three-Month
		COP IBR OIS
JPM	Pay	Compound	6.520	10/27/26	COP	171,000	1,701

		Three-Month
		COP IBR OIS
JPM	Pay	Compound	5.700	3/8/19	COP	805,000	2,990

JPM	Receive	BZDI	10.130	7/1/19	BRL	2,125	2,130

Total Over-the-Counter Interest Rate Swaps							$ 8,075

21        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Total Return Swaps at July 31, 2017
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)		Value

			One-Month USD
			BBA LIBOR plus
OAIIX Reference Fund**	t-SGS	Receive	85 basis points	12/29/17	USD	1,007	$ (2,179)

			One-Month USD
			BBA LIBOR plus
OAIIX Reference Fund**	t-SGS	Receive	85 basis points	9/18/17	USD	3,743	5,285

			One-Month USD
			BBA LIBOR plus
OAIIX Reference Fund**	GSCOI	Receive	100 basis points	8/7/17	USD	1,239	1,719

			One-Month USD
PowerShares Senior Loan			BBA LIBOR plus
Exchange Traded Fund	CITNA-B	Receive	30 basis points	7/6/18	USD	1,340	808

			One-Month USD
PowerShares Senior Loan			BBA LIBOR plus
Exchange Traded Fund	CITNA-B	Receive	20 basis points	8/18/17	USD	3,272	23,993

			One-Month USD
			BBA LIBOR plus
QOPIX Reference Fund	GSCOI	Receive	100 basis points	8/7/17	USD	5,027	(36,229)

Total Over-the-Counter Total Return Swaps							$ (6,603)

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

** The Reference Asset is an affiliated Fund.

Reference Asset	Value

OAIIX Reference Fund	$4,825

QOPIX Reference Fund	(36,229)

Total	$(31,404)

Over-the-Counter Interest Rate Swaptions Written at July 31, 2017

Description	Counter- party	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value

Six-
Month
Interest Rate			PLN
Swap Maturing			WIBOR
8/8/22 Call	GSCOI	Pay	WIBO	2.490%	8/4/17	PLN	1,100	$1,514	$ (225)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA

22        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Counterparty Abbreviations (Continued)
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
RBS	Royal Bank of Scotland plc (The)
SCB	Standard Chartered Bank
TDB	Toronto Dominion Bank
t-SGS	Societe Generale
UBS	UBS AG

Currency abbreviations indicate amounts reporting in currencies
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Offshore Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian New Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	New Turkish Lira
TWD	New Taiwan Dollar
UYU	Uruguay Peso
ZAR	South African Rand

Definitions
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BNM	Bank Negara Malaysia
BUBOR	Budapest Interbank Offered Rate

23        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Definitions (Continued)
BZDI	Brazil Interbank Deposit Rate
CLP TNA	Non-Deliverable CLP Camara
FBIL	Financial Benchmarks India Private Ltd.
IBR	Indicador Bancario de Referencia
KLIBOR	Kuala Lumpur Interbank Offered Rate
MIBOR	Mumbai Interbank Offered Rate
MSCI	Morgan Stanley Capital International
OAIIX	Oppenheimer Global Multi Strategies Fund
OIS	Overnight Index Swap
QOPIX	Oppenheimer Fundamental Alternatives Fund
S&P	Standard & Poor’s
THBFIX	Thai Baht Interest Rate Fixing
TIIE	Interbank Equilibrium Interest Rate
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

Exchange Abbreviations
CBT	Chicago Board of Trade
CME	Chicago Mercantile Exchanges
EUX	European Stock Exchange
NYF	New York Futures Exchange
SFE	Sydney Futures Exchange
TYOE	Tokyo Stock Exchange

24        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS July 31, 2017 Unaudited

1. Organization

Oppenheimer Global Multi-Asset Growth Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Sub-Adviser has entered into a sub-sub-advisory agreement with Barings LLC, formerly known as Barings Real Estate Advisers LLC, and OFI SteelPath, Inc. (collectively, the “Sub-Sub-Advisers”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the

25        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a

26        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

3. Securities Valuation (Continued)

security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$2,660,364	$4,266,055	$—	$6,926,419
Consumer Staples	1,788,584	1,938,316	—	3,726,900
Energy	2,396,482	306,873	—	2,703,355
Financials	4,217,137	2,641,815	—	6,858,952
Health Care	2,533,995	1,333,549	—	3,867,544

27        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Investments, at Value: (Continued)
Industrials	$1,987,889	$3,749,030	$—	$5,736,919
Information Technology	4,784,557	3,239,621	—	8,024,178
Materials	722,736	796,132	—	1,518,868
Telecommunication Services	376,557	1,220,748	—	1,597,305
Utilities	484,130	116,140	—	600,270
Preferred Stocks	4,880	44,523	—	49,403
U.S. Government Obligation	—	1,255,705	—	1,255,705
Foreign Government Obligations	—	4,832,123	—	4,832,123
Investment Companies	15,624,924	1,599,252	—	17,224,176

Total Investments, at Value	37,582,235	27,339,882	—	64,922,117
Other Financial Instruments:
Swaps, at value	—	35,658	—	35,658
Centrally cleared swaps, at value	—	3,128	—	3,128
Affiliated swaps, at value	—	7,004	—	7,004
Futures contracts	31,807	—	—	31,807
Forward currency exchange contracts	—	436,071	—	436,071

Total Assets	$37,614,042	$27,821,743	$—	$65,435,785

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(2,782)	$—	$(2,782)
Centrally cleared swaps, at value	—	(3,525)	—	(3,525)
Affiliated swaps, at value	—	(38,408)	—	(38,408)
Futures contracts	(101,257)	—	—	(101,257)
Forward currency exchange contracts	—	(638,608)	—	(638,608)
Swaptions written, at value	—	(225)	—	(225)

Total Liabilities	$(101,257)	$(683,548)	$—	$(784,805)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 1*	Transfers out of Level 1**	Transfers into Level 2**	Transfers out of Level 2*

Assets Table
Investments, at Value:
Common Stocks
Consumer
Staples	$42,621	$(55,549)	$55,549	$(42,621)
Financials	80,513	–	–	(80,513)

28        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

3. Securities Valuation (Continued)

	Transfers into Level 1*	Transfers out of Level 1**	Transfers into Level 2**	Transfers out of Level 2*

Investments, at
Value: (Continued)
Industrials	$23,752	$–	$–	$(23,752)

Total Assets	$146,886	$(55,549)	$55,549	$(146,886)

**Transfers from Level 2 to Level 1 are a result of the availability of quoted prices from an active market which were not available and have become available.

*Transfers from Level 1 to Level 2 are a result of a change from the use of an exchange traded price to a valuation received from a third-party pricing service or a fair valuation determined based on observable market information other than quoted prices from an active market.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/

29        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks  (Continued)

or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the 1940 Act, as amended, that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund,

LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek income. The Fund’s investment in the Master Fund is included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund. The Fund owns 0.1% of the Master Fund at period end.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ

Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same

30        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

4. Investments and Risks  (Continued)

extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the

Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates

31        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors  (Continued)

against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk,

32        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

6. Use of Derivatives  (Continued)

which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $23,872,420 and $27,819,363, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the

33        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives  (Continued)

receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $16,147,417 and $3,427,010 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates

34        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

6. Use of Derivatives (Continued)

relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $17,200 on purchased put options.

At period end, the Fund had no purchased options outstanding.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no written options outstanding.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums

Options outstanding as of
October 31, 2016	–	$–
Options written	147,522,000	171,617
Options exercised	(147,522,000)	(171,617)

Options outstanding as of
July 31, 2017	–	$–

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued

35        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Currency Swap Contracts. A currency swap contract is an agreement between counterparties to exchange different currencies at contract inception that are equivalent to a notional value. The exchange at contract inception is made at the current spot rate. The contract also includes an agreement to reverse the exchange of the same notional values of those currencies at contract termination. The re-exchange at contract termination may take place at the same exchange rate, a specified rate or the then current spot rate. Certain currency swap contracts provide for exchanging the currencies only at contract termination and can provide for only a net payment in the settlement currency, typically USD. A currency swap contract may also include the exchange of periodic payments, between the counterparties, that are based on interest rates available in the respective currencies at contract inception. Other currency swap contracts may not provide for exchanging the different currencies at all, and only for exchanging interest cash flows based on the notional value in the contract.

The Fund has entered into currency swap contracts with the obligation to pay an interest rate on the dollar notional amount and receive an interest rate on the various foreign currency notional amounts. These currency swap contracts increase exposure to, or decrease exposure away from, foreign exchange and interest rate risk.

For the reporting period, the Fund had ending monthly average notional amounts of $37,799 on currency swaps which receive a fixed rate.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no currency swap agreements outstanding.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund may enter into interest rate swaps in which it pays the fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Typically, if relative interest rates rise, floating payments under a swap agreement will be greater than the fixed payments.

For the reporting period, the Fund had ending monthly average notional amounts of

36        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

6. Use of Derivatives (Continued)

$541,070 and $1,765,653 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund may enter into total return swaps on various equity securities or indexes to increase or decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay or receive a floating reference interest rate, and an amount equal to the opposite price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. Equity leg payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. Reference leg payments equal a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

The Fund may enter into total return swaps to increase or decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

Total Return Swaps on Shares of Affiliated Funds. The Fund has entered into total return swaps on an Affiliated Fund or Funds. This investment technique provides the Fund with synthetic long investment exposure to the performance of the Affiliated Fund through payments made by a swap dealer counterparty to the Fund under the swap that reflect the positive total return (inclusive of dividends and distributions) on those shares. In exchange, the Fund would make periodic payments to the counterparty under the swap based on a fixed or variable interest rate, as well as payments reflecting any negative total return on those shares. The swap provides the Fund with the economic equivalent of ownership of those shares through an entitlement to receive any gains realized, and dividends paid, on the shares, and an obligation to pay any losses realized on the shares. This investment technique provides the Fund effectively with leverage intended to achieve an economic effect similar to the Fund’s purchase of shares of the Affiliated Fund with borrowed money.

For the reporting period, the Fund had ending monthly average notional amounts of $19,113,535 on total return swaps which are long the reference asset.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Statement of Investments and the Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is

37        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.    The Fund may purchase swaptions which give it the option to enter into an interest rate swap in which it pays a floating or fixed interest rate and receives a fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Purchasing the fixed portion of this swaption becomes more valuable as the reference interest rate decreases relative to the preset interest rate. Purchasing the floating portion of this swaption becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund may purchase swaptions which give it the option to buy or sell credit protection through credit default swaps in order to decrease or increase exposure to the credit risk of individual issuers and/ or indexes of issuers. A swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund had no purchased swaptions outstanding at period end.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed or floating interest rate and receives a floating or fixed interest rate in order to increase or decrease exposure to interest rate risk. A written swaption paying a fixed rate becomes more valuable as the reference interest rate increases relative to the preset interest rate. A written swaption paying a floating rate becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund may enter into currency swaption contracts with the obligation to pay an interest rate on the US dollar notional amount or various foreign currency notional amounts and receive an interest rate on various foreign currency notional amounts or US dollar notional amounts, with an option to replace the contractual currency as disclosed in the Statement of Investments. This is done in order to take a positive investment perspective on the related currencies for which the Fund receives a payment. The US dollar swaption contracts seek to increase exposure to foreign exchange rate risk. The foreign currency swaption contracts seek to decrease exposure to foreign exchange rate risk.

During the reporting period, the Fund had an ending monthly average market value of $156 on written swaptions.

38        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

6. Use of Derivatives (Continued)

Written swaption activity for the reporting period was as follows:

	Notional Amount	Amount of Premiums

Swaptions outstanding as of
October 31, 2016	–	$–
Swaptions written	1,100,000	1,514

Swaptions outstanding as of
July 31, 2017	1,100,000	$1,514

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared

39        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

40        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

7. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$58,441,235
Federal tax cost of other investments	(21,566,737)

Total federal tax cost	$36,874,498

Gross unrealized appreciation	$8,059,799
Gross unrealized depreciation	(1,836,748)

Net unrealized appreciation	$6,223,051

41        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Multi-Asset Growth Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz Principal Executive Officer
Date:	9/12/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz Principal Executive Officer
Date:	9/12/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen Principal Financial Officer
Date:	9/12/2017